===========================================================================

   As filed with the Securities and Exchange Commission on July 7, 1995.


                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ----------------------

                                  FORM 8-K

                               CURRENT REPORT


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                           ----------------------

       Date of Report (Date of earliest event reported): June 30, 1995



                         HARRAH'S ENTERTAINMENT, INC.
           (Exact name of registrant as specified in its charter)



         Delaware              1-10410             62-1411755
     (State or other         (Commission          (IRS Employer
       jurisdiction          File Number)         Identification No.)
    of incorporation)


     1023 Cherry Road
    Memphis, Tennessee                               38117
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (901) 762-8600



                     THE PROMUS COMPANIES INCORPORATED
       (Former name or former address, if changed since last report)

===========================================================================

Item 2.   Acquisition or Disposition of Assets.

          On June 30, 1995, The Promus Companies Incorporated (the "Registrant" or "Promus") distributed to the holders of the Registrant's Common Stock, $0.10 par value (the "Promus Common Stock"), of record on June 21, 1995 (the "Record Date"), all of the outstanding common stock, $0.10 par value, of the Registrant's indirect wholly-owned subsidiary, Promus Hotel Corporation ("PHC"). The distribution (the "Distribution") was made in the form of a dividend of one share of the common stock of PHC (the "PHC Common Stock") for every two shares of Promus Common Stock held on the Record Date. The Registrant did not receive any shares of PHC Common Stock in respect of Promus Common Stock held by the Registrant as treasury shares. Fractional shares of PHC Common Stock to which holders of Promus Common Stock would have been entitled, have been aggregated and sold, and the cash proceeds will be distributed as promptly as practicable to the record holders entitled thereto.

Item 5.   Other Information.

          In connection with the Distribution, the Registrant changed its corporate name from "The Promus Companies Incorporated" to "Harrah's Entertainment, Inc." The Registrant's wholly owned subsidiary, Embassy Suites, Inc., a Delaware corporation, changed its corporate name to "Harrah's Operating Company, Inc."

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (b)  Pro Forma Financial Information.

          Fiscal Year 1994:  The following information has been previously
          ----------------
reported by the Registrant in its definitive Proxy Statement on Schedule 14A dated April 25, 1995: pro forma income statement of Harrah's
Entertainment for the year ended December 31, 1994, giving effect to the Distribution.

          First Quarter 1995:  On June 30, 1995, the Registrant
          ------------------
distributed to the holders of Promus Common Stock, $0.10 par value, of record on June 21, 1995, all of the outstanding common stock, $0.10 par value, of PHC. The distribution was made in the form of a dividend of one share of PHC Common Stock for every two shares of Promus Common Stock held on the Record Date.

          The following unaudited Pro Forma Balance Sheet and Statement of Income give effect to the spin-off of PHC to the stockholders of Promus.
The Unaudited Pro Forma Balance Sheet as of March 31, 1995 gives effect to the Distribution as though it had occurred on March 31, 1995. The Unaudited Pro Forma Statements of Income give effect to the Distribution as if it had occurred at the beginning of the three months ended March 31, 1995. These Unaudited Pro Forma Financial Statements have been prepared from the historical financial statements of Promus and should be read in conjunction therewith. This pro forma information is not necessarily indicative of future operating results or financial position that will occur after completion of the Distribution.

                          HARRAH'S ENTERTAINMENT, INC.
                            PRO FORMA BALANCE SHEET
                              AS OF MARCH 31, 1995
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                     HISTORICAL    ADJUSTMENTS         PRO FORMA
                                                                    -------------  ------------      -------------
ASSETS
Current assets
  Cash and cash equivalents.......................................  $      71,200  $     (6,560)(a)  $      71,200
                                                                                          6,560 (b)
  Receivables, including notes receivable of $658 and less
    allowance for doubtful accounts of $10,417....................         40,932       --                  40,932
  Deferred income taxes...........................................         19,363       --                  19,363
  Prepayments.....................................................          6,494       --                   6,494
  Supplies........................................................         11,194       --                  11,194
  Other...........................................................         16,565       --                  16,565
                                                                    -------------  ------------      -------------
       Total current assets.......................................        165,748       --                 165,748
                                                                    -------------  ------------      -------------
Land, buildings riverboats and equipment..........................      1,621,398       --               1,621,398
Less: Accumulated depreciation and amortization...................       (489,919)      --                (489,919)
                                                                    -------------  ------------      -------------
                                                                        1,131,479       --               1,131,479
Net assets of discontinued operations.............................        160,332        (5,000)(c)        --
                                                                                         (3,170)(d)
                                                                                       (152,162)(e)
Investments in and advance to nonconsolidated affiliates..........        111,499       --                 111,499
Deferred costs and other..........................................        174,034         3,170 (d)        177,204
                                                                    -------------  ------------      -------------
                                                                    $   1,743,092  $   (157,162)     $   1,585,930
                                                                    -------------  ------------      -------------
                                                                    -------------  ------------      -------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable................................................  $      56,563  $    --           $      56,563
  Accrued litigation settlement and related costs.................          1,873       --                   1,873
  Construction payables...........................................          2,589       --                   2,589
  Accrued expenses................................................        167,321        (2,752)(a)        164,569
  Current portion of long-term debt...............................          1,330       --                   1,330
                                                                    -------------  ------------      -------------
       Total current liabilities..................................        229,676        (2,752)           226,924
Long-term debt....................................................        758,150         6,560 (b)        759,710
                                                                                         (5,000)(c)
Deferred credits and other........................................         73,259       --                  73,259
Deferred income taxes.............................................          8,792       --                   8,792
                                                                    -------------  ------------      -------------
                                                                        1,069,877        (1,192)         1,068,685
                                                                    -------------  ------------      -------------
Minority interests................................................         20,002       --                  20,002
                                                                    -------------  ------------      -------------
Stockholders' equity
  Common Stock....................................................         10,252            (5)(f)         10,247
  Capital surplus.................................................        358,456          (755)(f)        357,701
  Retained earnings...............................................        288,676        (5,000)(a)        131,514
                                                                                       (152,162)(e)
  Deferred compensation related to restricted stock...............         (4,171)        1,192 (a)         (2,219)
                                                                                            760 (f)
                                                                    -------------  ------------      -------------
       Total stockholders' equity.................................        653,213      (155,970)           497,243
                                                                    -------------  ------------      -------------
                                                                    $   1,743,092  $   (157,162)     $   1,585,930
                                                                    -------------  ------------      -------------
                                                                    -------------  ------------      -------------

           See accompanying notes to pro forma financial statements.

                          HARRAH'S ENTERTAINMENT, INC.
                         PRO FORMA STATEMENT OF INCOME
                      FOR THE QUARTER ENDED MARCH 31, 1995
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                         HISTORICAL  ADJUSTMENTS        PRO FORMA
                                                                         ----------  ------------      -----------
Revenues
  Casino...............................................................  $  298,532   $   --            $ 298,532
  Rooms................................................................      24,654       --               24,654
  Food and beverage....................................................      41,885       --               41,885
  Management fees......................................................       2,977       --                2,977
  Other................................................................      23,390       --               23,390
  Less: casino promotional allowances..................................     (34,957)      --              (34,957)
                                                                         ----------  ------------      -----------
       Total revenues..................................................     356,481       --              356,481
                                                                         ----------  ------------      -----------
Operating expense
  Direct
     Casino............................................................    (144,550)      --             (144,550)
     Rooms.............................................................      (7,640)      --               (7,640)
     Food and beverage.................................................     (18,942)      --              (18,942)
  Depreciation of buildings and equipment..............................     (18,249)      --              (18,249)
  Development costs....................................................      (4,248)      --               (4,248)
  Other................................................................     (85,049)        (600)(g)      (85,649)
                                                                         ----------  ------------      -----------
       Total operating expenses........................................    (278,678)        (600)        (279,278)
                                                                         ----------  ------------      -----------
                                                                             77,803         (600)          77,203
Corporate expense......................................................      (5,382)         288 (g)       (5,094)
                                                                         ----------  ------------      -----------
Operating income.......................................................      72,421         (312)          72,109
Interest expense, net of interest capitalized..........................     (22,064)        (123)(h)      (22,187)
Other..................................................................       2,033       --                2,033
                                                                         ----------  ------------      -----------
Income before income taxes and minority interest.......................      52,390         (435)          51,955
Provision for income taxes.............................................     (20,357)         170 (i)      (20,187)
Minority interest......................................................      (3,337)      --               (3,337)
                                                                         ----------  ------------      -----------
Income from continuing operations......................................  $   28,696   $     (265)       $  28,431
                                                                         ----------  ------------      -----------
                                                                         ----------  ------------      -----------
Income from continuing operations per share............................  $     0.28   $   --            $    0.28
                                                                         ----------  ------------      -----------
                                                                         ----------  ------------      -----------
Average shares outstanding.............................................     103,014       --              103,014
                                                                         ----------  ------------      -----------
                                                                         ----------  ------------      -----------

           See accompanying notes to pro forma financial statements.

                          HARRAH'S ENTERTAINMENT, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                 MARCH 31, 1995

(a) Reflects estimated incremental costs of the Distribution to be paid by Harrah's Entertainment and reported as a component of income from discontinued hotel operations in the second quarter 1995 consolidated income statement of Harrah's Entertainment and are not included in the pro forma statement of income.

(b) Reflects additional revolver borrowings incurred to fund payments made in
    (a).

(c) Records the allocation of an additional $5.0 million of existing corporate debt to PRH by Promus prior to the Distribution.

(d) Records the transfer to Harrah's Entertainment of the March 31, 1995, deferred finance charge balance which had been allocated to PRH.

(e) Reflects Distribution of PRH Common Stock to Promus' stockholders.

(f) Reflects cancellation of unvested RSP shares of PRH employees.

(g) Reflects estimated net incremental operating costs of Harrah's Entertainment of approximately $0.3 million, before income taxes, expected to be incurred after the Distribution primarily related to information technology and risk management functions.

(h) Reflects additional interest expense incurred as a result of additional revolver borrowings in (b).

(i) Reflects income tax effect of the pro forma adjustments to income at a 39.0% marginal tax rate.

              (c)  Exhibits

                   99.1 Promus Press Release issued June 30, 1995.




                                    SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 7, 1995                   HARRAH'S ENTERTAINMENT, INC.


                                        By   /s/ Michael N. Regan
                                             -------------------------
                                        Name:  Michael N. Regan
                                        Its:   Vice President and Controller
                                               (Chief Accounting Officer)

                                 Exhibit Index
                                 -------------

       99.1    Promus Press Release issued June 30, 1995.